Exhibit 10(oo)
AMENDMENT TO EMPLOYMENT AGREEMENT
     This AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into as of this 31st day of August, 2008 by and between A. SCHULMAN, INC., a Delaware Corporation (the “Company”), A. SCHULMAN INC. LIMITED, a corporation organized under the laws of the United Kingdom and a wholly-owned subsidiary of the Company (the “Employer”), and JACK B. TAYLOR (the “Employee”).
     WHEREAS, in recognition of certain business requirements of the Employer and the intended retirement plans of the Employee, the parties desire to make certain amendments to the Employment Agreement dated the 28th of May, 2003 (the “Agreement”);
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:
A.	This Amendment to Employment Agreement makes certain amendments to the Agreement and otherwise leaves the Agreement unchanged and in full force and effect.
B.	Section 2.1 is hereby amended to change the title and duties of Employee from General Manager-Europe to General Manager-Asia.
C.	Section 4.1 is hereby amended to provide that the Term of the Agreement is extended to and shall end on December 31, 2009. This extension of term is made and the end date is fixed without the need of any month to month extensions, without reference to Employee’s birthday, and without the need for any further notice to make it effective.
D.	Section 15 is hereby amended to identify the following addressees:
To the Employer or the Company:
Mr. Paul Desantis
Chief Financial Officer and Treasurer
A. Schulman Inc.
3550 West Market Street
Akron, Ohio 44333
With a copy to:
David C. Minc, Esc.
General Counsel
A. Schulman Inc.
3550 West Market Street
Akron, Ohio 44333

E.	Section 16 is emended to add the following as a first sentence: The Agreement may be further amended and extended upon mutual agreement of the parties.
     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed (the corporate signatory by the respective officer duly authorized) as of the day and year first above written.

EMPLOYEE:	EMPLOYER: A. SCHULMAN INC. LIMITED
/s/ Jack B. Taylor	BY:	/s/ Joseph M. Gingo
JACK B. TAYLOR		JOSEPH M. GINGO, CEO & PRESIDENT

COMPANY: A. SCHULMAN INC.

	BY:	/s/ Joseph M. Gingo
JOSEPH M. GINGO, CEO & PRESIDENT